SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 18, 2004

                                 BIOCORAL, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

        0-23512                                          33-0601504
(Commission File Number)                    (IRS Employer Identification Number)


                              38 rue ANATOLE FRANCE
                               LEVALLOIS - PERRET
                               CEDEX, 92594 FRANCE
                    (Address of principal executive offices)

                                011-3314-757-9843
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 13, 2003, the Board of Directors of BIOCORAL INC. (the "Company") were notified by Rogoff & Company, PC (Rogoff & Co.) that they have resigned as the Company's independent auditors as part of Rogoff & Co.'s discontinuation of its SEC audit practice. Rogoff & Co. had served as the Company's independent accountants since April 17, 2002 as the Company's independent auditors for the year ended December 31, 2002.

The report of Rogoff & Co. on the financial statements of the Company for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's financial statements as of and for the year ended December 31, 2002 and during the subsequent interim period from January 1, 2003 through the date of resignation, there was no disagreement with Rogoff & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rogoff & Co., would have caused Rogoff & Co. to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.

The Company requested that Rogoff & Co furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by the Company to that request is filed as an exhibit to this Form 8-K. On February 16, 2004, Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants. During the two most recent years and the interim period preceding the engagement of MKLLP, the Company has not consulted with MKLLP regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a reportable event, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to
Item 304 of Regulation S-B.

ITEM 7. FINANCIAL STATEMENTS AND EXIBITS

EXIBIT
NUMBER                DESCRIPTION
------                -----------

16.1              Rogoff & Company, P.C., letter regarding change of accountant.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here duly authorized.

                                 BIOCORAL, INC.
                                  (Registrant)

DATE: February 18, 2004


BY: /s/ NASSER NASSIRI
    -----------------------------------
NASSER NASSIRI, CHIEF EXECUTIVE OFFICER